UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                          Date of Report: May 11, 2004

                             Procera Networks, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                    000-49862               33-0974674
    (State or other jurisdiction      (Commission            (IRS Employer of
   incorporation or organization)     File Number)          Identification No.)


                        3175 South Winchester Boulevard
                           Campbell, California 95008

                           --------------------------
                    (Address of principal executive offices)

                                 (408) 286-4600
                      -------------------------------------
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)  Financial  statements  of  business  acquired.
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     Not  applicable.

     (b)  Pro  forma  financial  information.
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     Not  applicable.

     (c)  Exhibits.
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     The  following  exhibits  are  furnished  in  accordance  with  Item 601 of
Regulation  S-B:

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EXHIBIT  NO.  DESCRIPTION
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99.1     Press  Release  Dated  May  4,  2004
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ITEM 9.     REGULATION FD DISCLOSURE

     In accordance with a press release issued by the Company on May 4, 2004, on May 6, 2004, the Company gave a conference call and Internet presentation (the "Presentation") regarding its products, technology and product roadmap. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference. The entire presentation is available for viewing and listening on the Company's website at www.proceranetworks.com.
                                            -----------------------
     During the Presentation, the Company disclosed the following material information regarding its future plan of operation:
     -    The  Company  plans to apply for listing on a national stock exchange.
     - The Company will be completing a new business plan by the end of the second quarter of 2004.
     - The Company has reached an agreement in principal to acquire the intellectual property of another company, and it expects to finalize the transaction before the end of May.
     - The Company intends to release a new appliance based on field programmable gate array ("FPGA") in the fourth quarter of 2004.
     - The Company intends to release a wire speed network processing unit in the second quarter of 2005.

     This current report contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 (the "Act"). In particular, when used in this current report, the words "plan," "confident that," "believe," "scheduled," "expect," or "intend to," and similar conditional expressions are intended to identify forward-looking statements within the meaning of the Act and are subject to the safe harbor created by the Act. Such statements are subject to certain risks and uncertainties and actual results could differ materially from those expressed in any of the forward-looking statements. Such risks and uncertainties include, but are not limited to, the ability of the Company to commercialize the applicable technology and introduce products and the acceptance of those products by the market, market conditions, the


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general  acceptance  of  the  Company's  products  and technologies, competitive factors, timing, and other risks described in the Company's SEC reports and filings.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 11, 2004                   PROCERA NETWORKS, INC.,
                                     a Nevada corporation


                                          By: /s/ Douglas J. Glader
                                          --------------------------------------
                                          Title: Chief Executive Officer
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